Exhibit 10.4

AMENDMENT TO ADVANCE FORMULA AGREEMENT

THIS AMENDMENT TO ADVANCE FORMULA AGREEMENT, dated as of June 29, 2011, by and between Manitex LiftKing, ULC, an Alberta corporation (“Company”), and Comerica Bank, a Texas banking association, of Detroit, Michigan (“Bank”).

WITNESSETH:

WHEREAS, said parties desire to amend that certain Advance Formula Agreement between Company and Bank dated January 26, 2009 (as amended, “AFA”);

NOW, THEREFORE, it is agreed as follows:

1. Section 2(a) of the AFA is amended to read as follows:

“(a) eighty-five percent (85%) of its Eligible Accounts (as hereinafter defined); plus”

2. This Amendment shall be effective as of the date hereof. Except as modified hereby, all of the terms and conditions of the AFA shall remain in full force and effect.

3. This Amendment may be executed in counterparts, of which this is one, all of which shall constitute one and the same instrument.

WITNESS the due execution hereof as of the day and year first above written.

BANK:		COMPANY:

COMERICA BANK		MANITEX LIFTKING, ULC

By:	/s/ James Q. Goudie III	By:	/s/ David H. Gransee
Its:	VP & AGM	Its:	VP & CFO